                                                                   Exhibit 10.39

                         SECOND AMENDMENT TO AMENDED AND
                  RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

         This Second Amendment to Amended and Restated Credit Agreement and Limited Waiver (the "Amendment") is entered into as of December 31, 2001.

                                    RECITALS
                                    --------

         This Amendment is entered into in reference to the following facts:

                (a) WHEREAS, the Amended and Restated Credit Agreement is dated as of February 9, 2001 and made between Wireless Facilities, Inc., as Borrower, the financial institutions from time to time party thereto as Banks, Credit Suisse First Boston as Sole Lead Arranger, Administrative Agent and Collateral Agent, Bank One Arizona, N.A. as Syndication Agent, and Bank of America N.A., as Documentation Agent as amended by the First Amendment to Amended and Restated Credit Agreement dated as of July 19, 2001 (as the same may be amended, restated, supplemented and otherwise modified, the "Credit Agreement"). Capitalized terms used herein, without definition shall have the meaning assigned thereto in the Credit Agreement.

                (b) WHEREAS, the Borrower, the Agents and the Banks executing this Amendment desire to amend the Credit Agreement in certain respects, subject to the terms hereof.

         NOW THEREFORE, in consideration of the mutual covenants contained
         -------------
herein, the parties hereto hereby agree as follows:

                             ARTICLE I - AMENDMENTS
                             ----------------------

         1.1    Amendment of Section 1.1
                ------------------------

         Section 1.1 of the Credit Agreement shall be amended:

                (a) by deleting the definition of "Applicable Base Rate Margin" and "Applicable LIBOR Margin" set forth therein in their entirety and substituting the following therefor (both in subsection 1.1 and as used in the other provisions of the Credit Agreement and the other Credit Documents):

         "Applicable Base Rate Margin" a percentage per annum determined by reference to the Senior Leverage Ratio as set forth below:

                        ----------------------------------------------
                                    Senior             Applicable
                                Leverage Ratio         Base Rate
                                                        Margin
                        ----------------------------------------------
                        *3.00 : 100                      2.50%
                        ----------------------------------------------
                        *2.50 : 1.00 and **              2.00%
                        3.00 : 1.00
                        ----------------------------------------------
                        *1.75 : 1.00 and **              1.50%
                        2.50 : 1.00
                        ----------------------------------------------
                        *1.50 : 1.00 and **              1.25%
                        1.75 : 1.00
                        ----------------------------------------------
                        * 1.25 : 1.00 and **             1.00%
                        1.50 : 1.00
                        ----------------------------------------------
                        ** 1.25 : 1.00                   0.75%
                        ----------------------------------------------

* greater than
** less than/equal to

         The Applicable Base Rate Margin shall be determined by reference to the Senior Leverage Ratio as of the end of the most recently ended Fiscal Quarter for which the financial statements required by Section 6.1(a) have been delivered in accordance therewith; provided, however, that (x) no change in the Applicable Base Rate Margin shall be effective until the date on which the Administrative Agent and each Bank receives such financial statements and a Compliance Certificate calculating such Senior Leverage Ratio in reasonable detail, and (y) the Applicable Base Rate Margin shall be 2.50% per annum for so long (but only for so long) as the Borrower has not submitted to the Administrative Agent and each Bank the information described in clause (x) of this proviso as and when required under Section 6.1(a); provided further, that for the purpose of calculating Applicable Base Rate Margin, EBITDA shall be calculated in accordance with the definition of such term as in effect immediately prior to the Second Amendment Effective Date.

                  "Applicable LIBOR Margin" means a percentage per annum determined by reference to the Senior Leverage Ratio as set forth below:

                     ---------------------------------------------
                                Senior            Applicable
                            Leverage Ratio          LIBOR
                                                    Margin
                     ---------------------------------------------
                     *3.00 : 100                     3.50%
                     ---------------------------------------------
                     *2.50 : 1.00 and **             3.00%
                     3.00 : 1.00
                     ---------------------------------------------
                     *1.75 : 1.00 and **             2.50%
                     2.50 : 1.00

* greater than
** less than/equal to

               --------------------------------------------
               * 1.50 : 1.00 and **           2.25%
               1.75 : 1.00
               --------------------------------------------
               * 1.25 : 1.00 and **           2.00%
               1.50 : 1.00
               --------------------------------------------
               ** 1.25 : 1.00                 1.75%
               --------------------------------------------

* greater than
** less than/equal to

         The Applicable LIBOR Margin shall be determined by reference to the Senior Leverage Ratio as of the end of the most recently ended Fiscal Quarter for which the financial statements required by Section 6.1(a) have been delivered in accordance therewith; provided, however, that (x) no change in the Applicable LIBOR Margin shall be effective until the date on which the Administrative Agent and each Bank receives such financial statements and a Compliance Certificate calculating such Senior Leverage Ratio in reasonable detail, and (y) the Applicable LIBOR Margin shall be 3.50% per annum for so long (but only for so long) as the Borrower has not submitted to the Administrative Agent and each Bank the information described in clause (x) of this proviso as and when required under Section 6.1(a); provided further, that for the purpose of calculating Applicable LIBOR Margin, EBITDA shall be calculated in accordance with the definition of such term as in effect immediately prior to the Second Amendment Effective Date.

               (b) by adding in alphabetical order the following new definitions as follows:

               "Second Amendment" means the Second Amendment, dated as of December 31, 2001 to the Credit Agreement, by and among Company, the Banks party thereto, Administrative Agent, Managing Agent, Documentation Agent and Syndication Agent.

               "Second Amendment Effective Date" means the date upon which the conditions to effectiveness in Article IV of the Second Amendment are satisfied
                               ----------
or waived.

               (c) by deleting paragraph (x) of the definition of "Permitted Investments" and substituting the following therefor:

         "(x) intercompany payables which: (a) are owed by any Subsidiary which is not a Guarantor to the Borrower or a Subsidiary which is a Guarantor; (b) remain on intercompany account for periods not in excess of 250 days from the date of such payment by Borrower or a Subsidiary which is a Guarantor, as applicable, (c) shall not exceed an aggregate $50,000,000 outstanding at any time; provided, however, such intercompany payables shall not exceed $15,000,000
      --------  -------
in the aggregate in any individual country in which Borrower conducts business, excluding Mexico for which such intercompany payables shall not exceed $40,000,000 in the aggregate and (d) comply with the requirements of Section 7.4, including, without limitation, (i) the subordination of such intercompany payables in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory note or an intercompany subordination agreement, that in any such case, is reasonably satisfactory to the Administrative Agent and (ii) evidencing such intercompany payables by a promissory note which is subject to a First Priority Lien in favor of the Collateral Agent pursuant to a Collateral Document."

          1.2  Limitation on Commitments. Schedule 1 of the Credit Agreement
               -------------------------
shall be amended by deleting it in its entirety and replacing it with Schedule 1 annexed hereto as Annex A.

          1.3  Amendment of Section 2.1. Limitation of Revolving Credit
               --------------------------------------------------------
Advances.
--------

          Subsection 2.1(b) shall be amended by adding the following proviso at the end thereof:

     "Provided, however that notwithstanding anything to the contrary set forth
      --------  -------
herein in no event shall Banks make further revolving credit advances to the Borrower in the aggregate in excess of $10,000,000 in the first Fiscal Quarter of 2002."

          1.4  Amendment of Section 6.1: Information Covenants.
               -----------------------------------------------

          Section 6.1(g) shall be amended by deleting it in its entirety and substituting the following therefor:

     "(g) Quarterly Intercompany Loan Balances. Within 45 Business days after
          ------------------------------------
the close of each quarter in each Fiscal Year of the Borrower, the balance of all intercompany loans permitted under Section 7.4."

          1.5  Amendment of Section 7.3: Dividends.
               -----------------------------------

          Section 7.3 shall be amended by adding the following proviso at the end of the last sentence thereto:

     "provided, however, such repurchase of Capital Stock from directors and
      --------  -------
officers shall not exceed $5,000,000 in aggregate during the term of this Agreement."

          1.6  Amendment of Section 7.4: Indebtedness. Section 7.4 shall be
               --------------------------------------
amended by deleting it in its entirety and substituting the following therefor:

     "7.4 Indebtedness. The Borrower will not, and shall not permit any of its
          ------------
Subsidiaries to, directly or indirectly contract, create, incur, guarantee, assume or suffer to exist any Indebtedness, except (a) Indebtedness of the Borrower or its Subsidiaries incurred under the Transaction Documents, (b)
Schedule Indebtedness, (c) so long as no Default has occurred and is continuing at the time such Indebtedness is incurred or would result from the making thereof, Purchase Money Indebtedness, (d) accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit in the ordinary course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by the Borrower, (e) obligations under letters of credit in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation, (f) Indebtedness with respect to Capital Leases to the extent permitted by Section 7.7, (g) any other Indebtedness not exceeding $3,000,000 in aggregate principal amount at any one time outstanding, (h) Indebtedness from Imperial Bank not to exceed $1,000,000 pursuant to that Note dated December 22, 1999 executed by the Borrower in favor of Comerica

Bank (formerly known as Imperial Bank), (i) Indebtedness with respect to the Convertible Subordinated Notes, (j) Indebtedness which constitutes a Permitted Investment pursuant to item (viii), (ix), or (x) of the definition of Permitted Investment; provided all such Indebtedness referred to in this clause (j), (i)
            --------
shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory note or an intercompany subordination agreement, that in any such case, is reasonably satisfactory to the Administrative Agent and (ii) shall be evidenced by a promissory note which is subject to a First Priority Lien in favor of the Collateral Agent pursuant to a Collateral Document, (k) unsecured Indebtedness (other than by way of intercompany indebtedness) of Foreign Subsidiaries not to exceed $15,000,000 in the aggregate and (l) extensions, renewals, refundings, modifications, amendments and restatements of any of the items of Indebtedness described in clauses (a), (b), (c), (e), (f), (g), (h), (i), (j) and (k) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon the Borrower.

          1.7  Amendment of Section 7.7: Capital Expenditures.
               ----------------------------------------------

          Section 7.7 shall be amended by deleting the first sentence thereto and replacing it with the following:

     "The Borrower will not, and shall not permit any of its Subsidiaries to, directly or indirectly make any Capital Expenditure during any Fiscal Year if, as a result thereof, the aggregate amount of such expenditures for such Fiscal Year would exceed $20,000,000 for each of the Fiscal Years ending December 31, 2000 and December 31, 2002 and $35,000,000 for any other Fiscal Year (excluding Capital Expenditures occurring as a result of a "Permitted Acquisition")."
                                                 ---------------------

          1.8  Amendment of Section 7.9: Maximum Senior Debt to EBITDA.  Section
               --------------------------------------------------------
7.9 shall be amended by deleting in its entirety and substituting the following therefor:

     "The Borrower will not permit the ratio (the "Senior Leverage Ratio") of Senior Debt as of the last day of any Fiscal Quarter to EBITDA for the four Fiscal Quarter period ending on such date to exceed 2.00:1.00; provided that,
                                                               --------
with respect to any measurement of the Senior Leverage Ratio as of the last day of any Fiscal Quarter in Fiscal Year 2002, such ratio shall be required not to exceed the correlative ratio indicated as set forth below":

                    --------------------------------------
                        Fiscal Quarter    Senior Leverage
                            Ended              Ratio
                    --------------------------------------
                    March 31, 2002           4.75:1.00
                    --------------------------------------
                    June 30, 2002            4.75:1.00
                    --------------------------------------
                    September 30, 2002       4.00:1.00
                    --------------------------------------
                    December 31, 2002        3.00:1.00
                    --------------------------------------

          1.9  Amendment of Section 7.10: Minimum Fixed Charge Coverage Ratio.
               --------------------------------------------------------------
Section 7.10 shall be amended by deleting the first paragraph thereof in its entirety and substituting the following therefor:

     "The Borrower will not permit the ratio (the "Fixed Charge Coverage Ratio"), determined as of the last day of each fiscal quarter, of (a) EBITDA, less any dividends or other distributions paid to any shareholder or Affiliate of the Borrower, less any Capital Expenditures made (other than Capital Expenditures funded with the proceeds of Loans), less cash taxes (net of any applicable tax refunds, rebates or credits), in each case for the four complete Fiscal Quarters ended on such day, to (b) the sum of (i) the aggregate amount of scheduled principal payments on Total Debt (other than the Loans) and the portion of Capital Lease obligations outstanding on such date which by the terms of any instrument or agreement relating thereto is due on demand or within one year from the time of determination, in each case at the last day of such fiscal quarter, and (ii) the Borrower's and its Subsidiaries, consolidated interest expense, calculated for the four complete fiscal quarters ended on such last day of such fiscal quarter, to be less than 1.50 to 1.00; provided, that with
                                                      --------
respect to any measurement of the Fixed Charge Coverage Ratio as of the last day of the Fiscal Quarter ending September 30 in Fiscal Year 2002, such ratio shall not be less than 1.25:1.00."

          1.10 Credit Documents. It is agreed that the definition of "Credit
               ----------------
Document" in the Credit Agreement shall include this Amendment and each Reaffirmation of Guaranty delivered pursuant to Section 3.1(b) hereof.

                          ARTICLE II - LIMITED WAIVER
                          ---------------------------

          2.1  Waiver. Subject to the terms and conditions set forth herein and
               ------
in reliance on the representations and warranties of Borrower herein contained, Required Banks hereby consent to the following limited waivers:

          (i) waiver of compliance with the maximum Senior Leverage Ratio requirement of 2.00:1.00 as of December 31, 2001 set forth in subsection
     7.9 of the Credit Agreement; and

          (ii) waiver of compliance with the minimum Fixed Charge Coverage Ratio requirement of 1.50:1.00 as of December 31, 2001 set forth in subsection
     7.10 of the Credit Agreement.

          2.2  Limitation of Waiver.
               --------------------

     Without limiting the generality of the provisions of subsection 10.13 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the waiver and consent to the amendment of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

               (a) constitute a waiver of compliance by Borrower or Guarantors with respect to (i) subsection 3.2 and subsection 3.3 of the Credit Agreement in any other instance or

(ii) any other term, provision or condition of the Credit Agreement and any other instrument or agreement referred to therein; or

               (b) prejudice any right or remedy that Administrative Agent or any Bank may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

     Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------

          3.1  Borrower Representations and Warranties. In order to induce the
               ---------------------------------------
Agents and the Banks to enter into this Amendment the Borrower represents and warrants as follows:

               (a) The Borrower has the power and authority and has taken all action necessary to execute, deliver and perform this Amendment and all other agreements and instruments executed or delivered or to be executed or delivered in connection herewith and therewith and this Amendment and such other agreements and instruments constitute the valid, binding and enforceable obligations of the Borrower (except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

               (b) After giving effect to the amendments set forth in ARTICLE I and the waivers set forth in ARTICLE II, the Borrower's representations and warranties contained in the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof (except representations and warranties made specifically as of another date which are true and correct as of such other date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

          3.2  Acknowledgment of Borrower. The Borrower expressly acknowledges
               --------------------------
and agrees that as of the date hereof, it has no offsets, claims or defenses whatsoever against any of the Indebtedness or Obligations.

                        ARTICLE IV - CONDITIONS PRECEDENT
                        ---------------------------------

          4.1  Conditions to Effectiveness of this Amendment. The effectiveness
               ---------------------------------------------
of this Amendment is subject to the satisfaction of the following conditions:

               (a) Each Guarantor shall have executed and delivered to the Agent a counterpart to the Reaffirmation of Guaranty in substantially the form of the
Exhibit I attached hereto (the "Reaffirmation of Guaranty").

               (b) The Borrower shall have paid (i) to the Administrative Agent, for distribution to each Bank executing this Amendment, an amendment fee equal to 0.25% of such

Bank's Commitment (prior to the effectiveness of this Amendment); and (ii) all reasonable fees, costs and expenses owing to the Administrative Agent, the Banks and the Administrative Agent's counsel through the Second Amendment Effective Date.

               (c) The Borrower shall deliver to the Administrative Agent all intercompany promissory notes entered in to between Borrower and its Subsidiaries to the date hereof which shall comply with the proviso of subsection 7.4 (j), including, without limitation, intercompany promissory notes entered into pursuant to clause (x) of the definition of "Permitted Investments", and which shall otherwise be in form and substance acceptable to the Administrative Agent.

                         ARTICLE V - GENERAL PROVISIONS
                         ------------------------------

          5.1  Full Force and Effect. Except as expressly amended hereby, the
               ---------------------
Credit Documents and all other documents, agreements and instruments relating to thereto are and shall remain unmodified and in full force and effect.

          5.2  Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and that all of which taken together shall constitute one and the same instrument, respectively. Delivery of an executed counterpart of this Amendment by facsimile shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not effect the validity, enforceability, of binding effect of this Amendment.

          5.3  Final Agreement. This Amendment is intended by the Borrower, the
               ---------------
Agents and the Banks to be the final, complete, and exclusive expression of the agreement between them with respect to the subject matter hereof. This Amendment supersedes any and all prior oral or written agreements relating to the subject matter hereof.

          5.4  Effectiveness. This Second Amendment to the Amended and Restated
               -------------
Credit Agreement shall become effective on the date on or before December 31, 2001 on which the later of the following occurs (i) the Borrower, the Required Banks and each of the Agents and Issuing Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent or, in the case of the Banks and Issuing Banks, shall have given to the Administrative Agent telephone (confirmed in writing), written or telex notice (actually received) that the same has been signed and mailed to it, and (ii) the conditions precedent set forth in ARTICLE IV hereof shall be satisfied or waived in accordance with the terms hereof. The Administrative Agent will give the Borrower, each Bank and each Issuing Bank prompt written notice of the occurrence of the Second Amendment Effective Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the date first above written.


WIRELESS FACILITIES, INC.               CREDIT SUISSE FIRST BOSTON
as Borrower                             as a Sole Lead Arranger, Administrative
                                        Agent, Collateral Agent, an Issuing Bank
                                        and a Bank
By: /s/ Mike C. Reilly
    --------------------------------
    Name: Mike C. Reilly                By: /s/ Robert Hetu
          --------------------------        ---------------------------------
    Title: Treasurer                        Name: Robert Hetu
           -------------------------              ---------------------------
                                            Title: Director
                                                   --------------------------


                                        By: /s/ Mark E. Gleason
                                            ---------------------------------
                                            Name: Mark E. Gleason
                                                  ---------------------------
                                            Title: Director
                                                   --------------------------



BANK OF AMERICA, N.A.                   COMERICA BANK (formerly known as
as Documentation Agent and              Imperial Bank)
a Bank                                  as Managing Agent, or Issuing Bank and a
                                        Bank

                                        By: /s/ Stephen M. Cusato
                                            ---------------------------------
By: /s/ M. Duncan McDuffie                  Name: Stephen M. Cusato
    --------------------------------              ---------------------------
    Name: M. Duncan McDuffie                Title: Senior Vice President
          --------------------------               --------------------------
    Title: Managing Director
           -------------------------

BANK ONE, N.A. (with its main office in
Chicago, Illinois, successor by merger
with Bank One, Arizona, N.A.)
As a Syndication Agent and a Bank

By: /s/ Gavin Burowail
    --------------------------------
Name: Gavin Burowail
      ------------------------------
Title: Vice President
       -----------------------------

                                                                       EXHIBIT I

                        FORM OF REAFFIRMATION OF GUARANTY

     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of December 31, 2001, is made by the undersigned ____________________ (the "Guarantor"), in favor of Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as administrative agent and collateral agent (the "Agent") for the various Banks (the "Banks") from time to time party to the Credit Agreement, dated as of August 18, 1999 (as the same has been amended, restated, supplemented and otherwise modified through the date hereof (including, without limitation, by the Amended and Restated Credit Agreement dated as of February 9, 2001 among, inter alios, the Borrower, CSFB, as Administrative Agent and Collateral Agent, and the Banks (the "Amended and Restated Credit Agreement")) (the "Agreement"), among, inter alios, Wireless Facilities, Inc. (the "Borrower"), CSFB, as Administrative Agent and Collateral Agent and the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                               W I T N E S S E T H
                               -------------------

     WHEREAS, the Guarantor has entered into a Guaranty, dated as of August 21, 2000, for the benefit of the Agent and the Banks (as amended, restated, supplemented and otherwise modified from time to time (including without limitation by the Reaffirmation of the Guarantee dated as of February 9, 2001 made between the parties hereto), the "Guaranty");

     WHEREAS, the Borrower, the Agent and the Required Banks propose simultaneously herewith to enter into that certain Second Amendment to the Amended and Restated Credit Agreement, for the purpose of amending certain provisions of the Agreement;

     WHEREAS, the execution and delivery of this Reaffirmation is a condition precedent to the effectiveness of the Second Amendment to the Amended and Restated Credit Agreement; and

     WHEREAS, the Guarantor desires to confirm that the Guaranty remains in full force and effect;

     NOW THEREFORE, in order to induce the Agent and the Banks to enter into the First Amendment to the Amended and Restated Credit Agreement, the Guarantor hereby agrees as follows:

     1.   Reaffirmation. The Guarantor hereby acknowledges that it has reviewed
          -------------
the terms and provisions of the Second Amendment to the Amended and Restated Credit Agreement and consents to the amendment of the Credit Agreement pursuant thereto and in the terms thereof. The Guarantor expressly reaffirms that, notwithstanding the execution, delivery and effectiveness of the Second Amendment to the Amended and Restated Credit Agreement

                                  Exhibit I-1
and any and all other agreements, documents, certificates and instruments executed and delivered in connection therewith, the Guaranty shall remain in full force and effect and will continue to guarantee to the fullest extent possible in accordance with the terms of the Guaranty, the payment and performance of all of the Guaranteed Obligations (as such term is defined in the Guaranty) now or hereafter existing under or in respect of the Credit Agreement.

          Except as expressly amended hereby, the Guaranty and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and effect.

          2.   Amended and Restated Security Agreement and Pledge Agreement. (a)
               ------------------------------------------------------------
The Guarantor reconfirms the security interest granted to Collateral Agent pursuant to Section 2 of the Amended and Restated Security Agreement, and hereby grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations (as such term is defined in the Amended and Restated Security Agreement) (whether at stated maturity, by acceleration or otherwise).

               (b) The Guarantor reconfirms the security interest granted to Collateral Agent pursuant to Section 3 of the Pledge Agreement dated as of February 9, 2001, and hereby grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations (as such term is defined in the Pledge Agreement) (whether at stated maturity, by acceleration or otherwise).

          3.   Governing Law. THIS REAFFIRMATION AND THE OBLIGATIONS OF THE
               -------------
GUARANTOR HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND
SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), BUT OTHERWISE WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

                                  Exhibit I-2

          IN WITNESS WHEREOF, the Guarantor has caused this Reaffirmation to be executed as of day and year first above written.



                            Wireless Factilities, Inc.
                            --------------------------



                            By:/s/ Mike C. Reilly
                               --------------------------------
                               Name: Mike C. Reilly
                                     --------------------------
                               Title: Treasurer
                                      -------------------------


                            CREDIT SUISSE FIRST BOSTON
                            as Administrative Agent and Collateral Agent



                            By:/s/ Robert Hetu
                               --------------------------------
                               Name:  Robert Hetu
                                      -------------------------
                               Title: Director
                                      -------------------------

                            By:/s/ William S. Lutkins
                               --------------------------------
                               Name: William S. Lutkins
                                     --------------------------
                               Title: Vice President
                                      -------------------------

                                  Exhibit I-3

                                     Annex A

                                                                      SCHEDULE 1
                                                             TO CREDIT AGREEMENT

      COMMITMENTS/LOANS AS OF EFFECTIVE DATE AFTER MAKING OF INITIAL LOANS
      --------------------------------------------------------------------


Name of Bank                                          Commitment     Loans
------------                                          ----------     -----
Credit Suisse First Boston                            $20,000,000    $10,000,000

Comerica Bank (formerly known as Imperial Bank)       $20,000,000    $10,000,000
Bank of America, N.A.                                 $20,000,000    $10,000,000

BankOne, Arizona, N.A.                                $20,000,000    $10,000,000

         Total                                        $80,000,000    $40,000,000
                                                      ===========    ===========

                                    Annex A